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                                                                     EXHIBIT 4.1

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

        NUMBER
TOD

    (TODCO SEAL)


INCORPORATED UNDER THE LAWS                                                                               CLASS A
 OF THE STATE OF DELAWARE                                                                               COMMON STOCK

                                                                                                          [SHARES]


THIS CERTIFICATE IS
TRANSFERABLE IN
NEW YORK, NY AND                                            TODCO                              SEE REVERSE FOR CERTAIN DEFINITIONS
RIDGEFIELD PARK, NJ                                                                                    CUSIP 88889T 10 7



THIS CERTIFIES THAT




IS THE OWNER OF


             FULLY PAID AND NON-ASSESSABLE SHARES OF THE PAR VALUE OF $.01 EACH OF THE CLASS A COMMON STOCK OF

                                                       CERTIFICATE OF STOCK


TODCO transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed.

        This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

        Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.


Dated:

/s/ JAN RASK                                          (TODCO LOGO)                   /s/ DONALD P. RODNEY

PRESIDENT AND CHIEF EXECUTIVE OFFICER                                                TREASURER

Countersigned and Registered:
   THE BANK OF NEW YORK
Transfer Agent and Registrar,

/s/  _______________________

Authorized Signature
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(TODCO LOGO)



The Company will furnish without charge to each stockholder who so requests a statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock of the company or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Any such request is to be addressed to the Secretary of Todco at its principal executive office, or to its transfer agent named on the face of this certificate.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM as tenants in common
TEN ENT as tenants by the entireties
JT TEN as joint tenants with right of
survivorship and not as tenants in common


UNIF GIFT MIN ACT                       Custodian
--------------------------------------------------------------------------------
     (Cust)                                                      (Minor)

under Uniform Gifts to Minors Act
--------------------------------------------------------------------------------
                                     (State)

UNIF TRF MIN ACT                                         Custodian (until age
--------------------------------------------------------------------------------
                                     (Cust)

                      under Uniform Transfer to Minors Act
--------------------------------------------------------------------------------
     (Minor)                                                    (State)

--------------------------------------------------------------------------------
Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED
--------------------------------------------------------------------------------
HEREBY SELL, ASSIGN AND TRANSFER UNTO

Please insert Social Security or other
identifying number of transferee
                                    --------------------------------------------

                                    --------------------------------------------

                                    --------------------------------------------

Please print or typewrite name
and address of transferee

                                    --------------------------------------------

                                    --------------------------------------------

Please insert number of
shares transfered
                                    --------------------------------------------

                                    --------------------------------------------

                                    --------------------------------------------
                                    SHARES REPRESENTED BY THE WITHIN
                                    CERTIFICATE, AND DO HEREBY IRREVOCABLY
                                    CONSTITUTE AND APPOINT

                                    --------------------------------------------

                                    --------------------------------------------
                                    ATTORNEY TO TRANSFER THE SAID SHARES ON THE
                                    BOOKS OF THE WITHIN-NAMED COMPANY WITH FULL
                                    POWER OF SUBSTITUTION IN THE PREMISES.

                                    --------------------------------------------
                                    DATED
                                    --------------------------------------------

                                    SIGNATURE
                                    --------------------------------------------
                                    NOTICE: THE SIGNATURE TO THIS TRANSFER MUST
                                    CORRESPOND WITH THE NAME AS WRITTEN UPON THE
                                    FACE OF THE CERTIFICATE IN EVERY PARTICULAR
                                    WITHOUT ALTERATION OR ENLARGEMENT OR ANY
                                    CHANGE WHATEVER.

                                    --------------------------------------------
                                    SIGNATURE GUARANTEED BY:
                                    --------------------------------------------
                                    THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN
                                    ELIGIBLE GUARANTOR INSTITUTION (BANKS,
                                    STOCK-BROKERS, SAVINGS AND LOAN ASSOCIATIONS
                                    AND CREDIT UNIONS WITH MEMBERSHIP IN AN
                                    APPROVED SIGNATURE GUARANTEE MEDALLION
                                    PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.

This certificate also evidences and entitles the holder hereof to certain Class A Rights as set forth in the Rights Agreement between TODCO (the "Company") and The Bank of New York (the "Rights Agent") dated as of [June] 2003 as it may from time to time be supplemented or amended (the "Rights Agreement"), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal offices of the Company. Under certain circumstances, as set forth in the Rights Agreement, such rights may be redeemed, may be exchanged, may expire or may be evidenced by separate certificates and will no longer be evidenced by this certificate. The Company will mail to the holder of this certificate a copy of the Rights Agreement, as in effect on the date of mailing, without charge promptly after receipt of a written request therefor. UNDER CERTAIN CIRCUMSTANCES SET FORTH BY THE RIGHTS AGREEMENT, CLASS A RIGHTS BENEFICIALLY OWNED BY OR TRANSFERRED TO ANY PERSON WHO IS, WAS OR BECOMES AN ACQUIRING PERSON OR AN AFFILIATE OR ASSOCIATE THEREOF (AS SUCH TERMS ARE DEFINED IN THE RIGHTS AGREEMENT), AND CERTAIN TRANSFEREES THEREOF, WILL BECOME NULL AND VOID AND NO LONGER BE TRANSFERABLE.